UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 5, 2010

STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11634 (Commission File Number)	95-3797439 (I.R.S. Employer Identification No.)

1911 Walker Ave, Monrovia, California (Address of principal executive offices)		91016 (Zip Code)

Registrant’s telephone number, including area code: 626-303-7902

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(e) Compensatory Arrangements of Certain Officers

On March 5, 2010, the Compensation Committee of the Board of Directors of STAAR Surgical Company approved the following elements of compensation for executive officers:  annual bonuses based on individual and company performance in 2009, long-term equity compensation in the form of restricted stock grants, and salary increases for 2010.  Salary increases will take effect on April 5, 2010 and bonuses will also be paid on that date.  The restricted stock grants consist of shares of common stock that are subject to forfeiture based on vesting conditions, and will vest on March 5, 2011, the first anniversary of the grant date.

For the Chief Executive Officer, Chief Financial Officer and named executive officers listed below, the compensation was awarded as follows:

Bonuses for 2009 Performance

Name and Title	Bonus
Barry Caldwell President and CEO	$75,000
Deborah Andrews Vice President and CFO	$35,000
David Bailey President, International Operations	$35,000
Hans Blickensdoerfer Vice President, International Marketing	$65,000

Long-Term Equity Compensation

Name and Title	Restricted Shares of Common Stock (1)
Barry Caldwell President and CEO	25,000
Deborah Andrews Vice President and CFO	10,000
David Bailey President, International Operations	15,000
Hans Blickensdoerfer Vice President, International Marketing	10,000

(1)	The restricted shares may not be sold or transferred until March 5, 2011, and until that date are subject to forfeiture pursuant to customary vesting conditions.

Increase in Annual Salary

Name and Title	Current Salary		New Salary(1)
Barry Caldwell President and CEO	$400,000		$440,000
Deborah Andrews Vice President and CFO	$250,000		$265,000
Hans Blickensdoerfer Vice President, International Marketing	$266,451	(2)	$274,451	(2)

(1)	The new salary rates become effective on April 5, 2010.
(2)	Based on the dollar/Swiss franc exchange rate as of January 1, 2010.

In total, on March 5, 2010 the Compensation Committee approved the award of grants and bonuses to 67 employees of the Company, with aggregate awards of 176,000 stock options, 113,000 restricted shares of common stock, and $432,500 in cash bonus payments.  The Company will accrue the total cash bonuses as an expense in the fiscal quarter that ended January 1, 2010, and will reflect this in the consolidated financial statements of the Company that will be provided in its forthcoming Annual Report on Form 10-K. The preliminary financial statements provided by the Company in its press release of March 2, 2010 did not reflect the accrual of this expense.

In a separate transaction from the March 5, 2010 awards, the Company authorized Domilens GmbH, its former German subsidiary, to pay a bonus of €60,000 to Reinhard Pichl, General Manager of Domilens, based on 2009 performance.  The bonus was paid to Mr. Pichl immediately before the closing of STAAR’s divestiture of Domilens on March 2, 2010.  Based on the euro/dollar exchange rate as of March 2, 2010, the value of the bonus was $81,400, which was fully accrued as an expense for the fiscal year and quarter ended January 1, 2010 in the preliminary financial statements of March 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2010	STAAR Surgical Company By: /s/ Barry G. Caldwell Barry G. Caldwell President and Chief Executive Officer